SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

SINA Corporation

(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	000-30698 (Commission File Number)	52-2236363 (I.R.S. Employer Identification Number)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(86-21) 6289 5678
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1 Press Release issued by SINA Corporation on April 24, 2003.

Item 9. Regulation FD Disclosure

     On April 24, 2003, SINA Corporation issued a press release setting forth first quarter 2003 earnings and a financial summary. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Pursuant to interim guidance from the Securities and Exchange Commission, this information is also deemed furnished under “Item 12. Results of Operations and Financial Condition.”

     The information in this Form 8-K and the Exhibit attached hereto shall not be incorporated by reference into filings under the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINA Corporation

Dated: April 24, 2003.	By:	/s/ Charles Chao

Charles Chao Chief Financial Officer and Executive Vice President (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued by SINA Corporation on April 24, 2003.